Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.

CHANGE ORDER

CHART LICENSE FEE PROVISIONAL SUM CLOSURE

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: March 1, 2022	CHANGE ORDER NUMBER: CO-00012 DATE OF CHANGE ORDER: Sept 16, 2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.In accordance with Section 6.2 of Attachment GG of the Agreement (“Chart License Fee Provisional Sum”), this Change Order closes the Chart License Fee Provisional Sum amount to reflect the actual, non-marked up final costs incurred by Contractor.

2.The Chart License Fee Provisional Sum amount is unchanged by this Change Order, and shall therefore be closed at Twenty-Five Million, Two Hundred Thousand U.S. Dollars (U.S.$25,200,000).

Adjustment to Contract Price
1. The original Contract Price was ..............................................................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00011) ................................	$(34,707,192)
3. The Contract Price prior to this Change Order was ...............................................................................	$5,449,292,808
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of .............	$0
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of ....	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ................................................................................................................................................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..........................................................................................................................................	$0
8. The new Contract Price including this Change Order will be ................................................................	$5,449,292,808

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven M Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

HRU NOZZLES AND BLOCK HEADERS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00013 DATE OF CHANGE ORDER: 21-Sep-2022 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), the Parties agree this Change Order includes Contractor’s costs to implement the following changes on all fourteen (14) Heavies Removal Unit (“HRU”) Brazed Aluminum Heat Exchangers (in one location), this does not impact LNG production for the Corpus Christi Liquefaction Stage 3 Project for any Heat and Material balance cases:

1.1    HRU A1-Pass in nozzle size will be changed from 10 inch to 12 inch; and
1.2    HRU A1-Pass in core block header size will be changed from 11 inch to 12 inch.

2.Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00012)……………........	$(34,707,192)
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,449,292,808
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………….............	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………...................	[***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,449,479,598

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven M Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

ADDITION OF NITROGEN RECEIVER

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00014 DATE OF CHANGE ORDER: 13-Dec-2022 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), the Parties agree Contractor shall add a Nitrogen Receiver as follows:

1.1    Contractor shall perform the Engineering, Procurement, and Construction services to install a Nitrogen Receiver;
1.2    Owner will provide the Dewar System, however, Contractor shall provide the foundation and interconnects for the Dewar System and Vaporizer; and
1.3    The Nitrogen Receiver shall be designed to provide the maximum Nitrogen required for normal operation of nine (9) Chart Trains for at least 15 mins.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00013)…………….…...	$(34,520,402)
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,449,479,598
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	[***]
8. The new Contract Price including this Change Order will be ……………………………………....	$5,457,489,035

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven M Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

PACKAGE 6 FEED GAS PIPELINE INTERFACES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00015 DATE OF CHANGE ORDER: 14-Dec-2022 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), the Parties agree that Contractor shall provide an electrical power interface, a piping interface, area lighting, fire water coverage, and five (5) feet of soil improvement services to support a feed gas pipeline.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00014)……………........	$(26,510,965)
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,457,489,035
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	[***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,462,090,042

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven M Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

OLD SHERWIN BUILDING SECURITY

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00016 DATE OF CHANGE ORDER: November 23, 2022 DATE OF AGREEMENT: March 1, 2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and per Owner’s letter CCLIQ3-BE-C22-042, the Parties agree Contractor shall provide roving security at the Old Sherwin Building, the adjacent parking lot, and access to Old Sherwin Building (collectively “Old Sherwin Building Area”) which – with respect to security arrangements only – shall fall under Contractor’s control. The Parties further agree:

1.1     The Old Sherwin Building Area shall not constitute Site or Supporting Real Estate with respect to the Agreement;
1.2     Owner shall continue to assume responsibility for Owner’s own subcontractor(s) at the Old Sherwin Building Area; and
1.3     Owner shall assume such liabilities as stated in Owner’s letter CCLIQ3-BE-C22-042, that is, Owner and not Contractor shall be liable for material loss at the Old Sherwin Building Area (including within Old Sherwin Building).

2.A map of the Old Sherwin Building Area is provided in Exhibit A of this Change Order.

3.The Contract Price is unchanged by this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………..........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00015)…………….…….	$(21,909,958)
3. The Contract Price prior to this Change Order was ………………………………………................	$5,462,090,042
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ..........	$0
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of..	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………............................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………....………………………................................................	$0
8. The new Contract Price including this Change Order will be ………………………….....................	$5,462,090,042

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: No

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven M Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

REMOTE MONITORING DIAGNOSTIC FOR MIXED REFRIGERANT (MR) COMPRESSORS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00017 DATE OF CHANGE ORDER: December 14, 2022 DATE OF AGREEMENT: March 1, 2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree this Change Order includes Contractor’s Engineering, Procurement, and Construction costs to add Remote Monitoring Diagnostic capabilities for the Stage 3 Facility’s Mixed Refrigerant Compressors, as follows:

1.1    Contractor will install one (1) new remote cabinet - FO patch panel, seven (7) On-site Monitor PCs (“OSM”), fiber from UCP(s) to new remote network cabinet, configure fiber network switches;
1.2    This Change Order also includes the provision four (4) Remote OSM PCs that are provided loose with necessary software and licenses for Owner to self-install; and
1.3    Responsibility for initial and ongoing subscription to monitoring services (Baker Hughes iCenter) shall be by Owner.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………..........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00016)…………….........	$(21,909,958)
3. The Contract Price prior to this Change Order was ………………………………………................	$5,462,090,042
4. The Aggregate Equipment Price will be (changed) by this Change Order in the amount of..............	[***]
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of.....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	[***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,463,286,859

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: No

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven M Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

EFG Package #1

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00018 DATE OF CHANGE ORDER: 09-Jan-2023 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the Parties agree Contractor shall:

1.1    Relocate the “R0 to P0” piping specification break in the CCL Stage 3 rundown piping from immediately downstream of 30XV-24049 to downstream of 30HV-24300/the inlet of 30V-1631;
1.2    Add a tie-in connection near the 310R21 rack for one (1) full size dry flare and cold blowdown; and
1.3    Widen the Heavy Haul Road pipe trench crossing approximately fifteen (15) feet to accommodate future NRU / EFG lines and to provide additional space for maintenance and spare space for future lines.

2. For the avoidance of doubt, this Change Order does not address increasing electrical load capacity to the 138kV cables from the Resnik Substation to Contractor’s gas-insulated switchgear (GIS) building.

3. The detailed cost breakdown for this Change Order is detailed in Exhibit B of this Change Order.

4. Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00017)……………........	$(20,713,141)
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,463,286,859
4. The Aggregate Equipment Price will be (changed) by this Change Order in the amount of ............	[***]
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………...	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	[***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,467,810,299

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: No

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven M Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

Q3 2022 COMMODITY PRICE RISE AND FALL (ATT MM)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: 01-Mar-2022	CHANGE ORDER NUMBER: CO-00019 DATE OF CHANGE ORDER: 17-Jan-2023

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.In accordance with Section 1.2 of Attachment MM of the Agreement (“Commodity Price Rise and Fall”), this Change Order addresses Q3 2022 period commodity price rise and fall for:

1.1304 Stainless Steel Pipe and Fittings (Item 1 of Appendix 1 of Attachment MM), $[***] paid to Contractor; and

1.2Carbon Steel Pipe, Fittings, Flanges (Item 2 of Appendix 1 of Attachment MM), $[***] paid to Contractor.

2.Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.
3.The Q3 2022 current Index Value and calculation methodology is provided in Exhibit A of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………………….........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00018)……………........	$(16,189,701)
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,467,810,299
4. The Aggregate Equipment Price will be (changed) by this Change Order in the amount of ............	[***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………...................	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	[***]
8. The new Contract Price including this Change Order will be ……………………….......................	$5,468,964,567
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven M Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

ICSS VENDOR SELECTION AND EPC WARRANTY (YOKOGAWA)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc DATE OF AGREEMENT: March 1, 2022	CHANGE ORDER NUMBER: CO-00020 DATE OF CHANGE ORDER: Sept 21, 2022
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Article 6.1 of the Agreement (Owner’s Right to Change Orders), the Parties agree this Change Order:

A)    Includes Contractor’s costs to comply with Owner’s request to single source the Stage 3 Facility’s Integrated Control and Safety System (ICSS) to Yokogawa Corporation of America. Such direction is provided in Owner letter CCLIQ3-BE-C22-040 dated 14-Nov-2022.

B) Provides Owner the option, if Owner issues Contractor notification by 01-Jun-2025, to adopt a Yokogawa warranty that provides back-to-back coverage compliant with the Agreement Warranty and Defect Correction Period (“Yokogawa Extended Warranty”). If selected, the Contract Price shall then be further increased by $[***] via Change Order. For the avoidance of doubt this Change Order does not include the Yokogawa Extended Warranty.

C)    Modifies Article 12 (“Warranty and Correction of the Work”) of the Agreement as follows:

i.This Change Order modifies the Agreement to exclude the Stage 3 Facility Integrated Control and Safety System (ICSS) in its entirety from Article 12 (“Warranty and Correction of the Work”) of the Agreement; and

ii.If, pursuant to Section 1(B) of this Change Order, Owner has provided notification to include the Yokogawa Extended Warranty by 01-Jun-2025, Contractor shall agree to a Change Order reinstating the Stage 3 Facility Integrated Control and Safety System (ICSS) into the Article 12 of the Agreement.

2.    The detailed cost breakdown for this Change Order is provided in Exhibit 1 of this Change Order

3.    Schedule C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00019)…………….......	$(15,035,433)
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,468,964,567
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ..........	[***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………….	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	[***]
8. The new Contract Price including this Change Order will be ……………………….......................	$5,469,439,545

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: Yes; Article 12 (“Warranty and Correction of the Work”) of the Agreement is modified per Section 1(C)(i) of this Change Order

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven M Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

LAYDOWN DEVELOPMENT PACKAGE

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00021 DATE OF CHANGE ORDER: 06-Feb-2023 DATE OF AGREEMENT: 01-Mar-2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), and as requested by Owner, Contractor shall perform site preparation activities for the Laydown Development Package Area (hereafter “Area”) to develop the Area from existing grade to rough grade EL 129+, as follows:

1.1    The Area is approximately forty-two (42) acres at the location shown in Attachment 1 of this Change Order.
1.2    Deep Mix Method is excluded in this Change Order.
1.3    Owner shall deliver to the Area, on a free-issue basis, 5,000 CCY/day of general fill material of sufficient quantity to raise the Area from approximately EL 124+ through to EL 129+ per the required specification.
1.4    Contractor shall provide fill up to EL 124+.

2.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00020)………….……..	$(14,560,455)
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,469,439,545
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ........	[***]
5. The Aggregate Labor and Skills Price will be (changed) by this Change Order in the amount of....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………….…	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	[***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,576,214,027

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B]    ~~This~~ Change ~~Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven M Smith
Name:	Steve Smith
Title:	Senior Project Manager and Principal Vice President